Exhibit 32.1

Certification of the Chief Executive Officer pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of CNK Global Inc. (the “Registrant”) on Form 10-K for the year ended December 31, 2013 as filed with the Securities and Exchange Commission (the “Report”), I, Deukgyun Oh, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: April 2, 2014

By:	/s/ Deukgyun Oh
Deukgyun Oh
President, Chief Executive Officer, Secretary, Treasurer, Director